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                                                                  EXHIBIT 10.162

                                    GUARANTY

                  GUARANTY, dated as of November 9, 2001 (this "Guaranty"), of ATLAS AIR WORLDWIDE HOLDINGS, INC. ("AAWH") in favor of POLARIS HOLDING COMPANY, including its successors and assigns (the "Guaranteed Party").

                  WHEREAS, the Guaranteed Party is a party to a Sublease Agreement (MSN 30809) dated as of October 24, 2001 (the "Sublease Agreement"; capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as set forth therein), between General Electric Capital Corporation and Polar Air Cargo, Inc. ("Polar") and the other Operative Documents; and

                  WHEREAS, as an inducement for the Guaranteed Party's willingness to enter into the Sublease Agreement, AAWH has agreed to guarantee the obligations of its indirect subsidiary Polar arising under the Sublease Agreement and the other Operative Documents.

                  NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, AAWH and the Guaranteed Party, hereby agree:

                  SECTION 1. GUARANTY BY AAWH. (a) From and after the date hereof, AAWH hereby irrevocably and unconditionally guarantees, as primary obligor and not as a surety, the due and punctual performance by Polar of all of its obligations under the Sublease Agreement and the other Operative Documents and the due and punctual payment of any and all amounts which are from time to time due and payable by Polar pursuant to the provisions of the Sublease Agreement and the other Operative Documents after any applicable grace periods or notice requirements, if any, according to the terms thereof and AAWH agrees that this Guaranty is a guarantee of performance and payment and not of collection. AAWH hereby agrees that its obligations hereunder shall be primary, absolute and unconditional, irrespective of, and unaffected by: (i) the validity, regularity or enforceability of the Sublease Agreement and the other Operative Documents, any change therein or amendment thereto, the absence of any action to enforce the same, any waiver or consent by the Guaranteed Party with respect to any provision thereof, the recovery of any judgment against Polar or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge or defense of a surety or guarantor;
(ii) any difference between the law selected as the governing law of the Sublease Agreement and the other Operative Documents and the law selected as the governing law of this Guaranty; (iii) the existence, value or condition of, or failure by the Guaranteed Party to perfect its Lien against the Aircraft, including the Airframe, any Engine or any Part thereof, with respect to the payment and performance by Polar of its performance and payment obligations under the Operative Documents or any action, or the absence of any action, by the Guaranteed Party in respect thereof (including, without limita-

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tion, the release of any such security); and (iv) the insolvency of Polar or any
Affiliate thereof. AAWH waives expressly and irrevocably, on behalf of itself and any successors or permitted assigns (including any surety) any and all notice of the creation, renewal, extension or accrual of any of the obligations and notice of or proof of reliance by the Guaranteed Party upon this Guaranty or acceptance of this Guaranty. Any and all of the obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived in reliance upon this Guaranty and all dealings between Polar or AAWH and the Guaranteed Party shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. Except for the notice and presentment provisions specifically set forth in this Guaranty with respect to AAWH, and the applicable Operative Document, with respect to Polar, each hereby waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Polar or AAWH with respect to the performance and the payment obligations arising hereunder or pursuant to the Sublease Agreement or the other Operative Documents. AAWH further agrees that it shall not be required to consent to any amendment or modification of, or waiver, consent or extension with respect to the Sublease Agreement and the other Operative Documents that may be made or given as provided therein; provided that AAWH receives notice thereof pursuant to the terms of this Guaranty. AAWH covenants that this Guaranty will not be discharged except by complete performance of the obligations contained in and the payment of all amounts required by the Sublease Agreement and the other Operative Documents and in this Guaranty.

                  (b) AAWH shall be subrogated to all rights of the Guaranteed Party in respect of any amounts paid by AAWH pursuant to the provisions of this Guaranty; provided, however, that AAWH shall be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation only after all performance and amounts owed to the Guaranteed Party under the Sublease Agreement and the other Operative Documents have been satisfied and paid in full.

                  (c) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any amount or performance owed to the Guaranteed Party pursuant to the Sublease Agreement and the other Operative Documents or hereunder is rescinded or must otherwise be returned by the Guaranteed Party upon the insolvency, bankruptcy or reorganization of AAWH or Polar or otherwise, all as though such payment or performance had not been made.

                  (d) AAWH shall be regarded, and shall be in the same position, as Polar with respect to each of the obligations to perform and to pay all amounts under the Operative Documents.

                  SECTION 2.1. NOTICES. All notices to AAWH under this Guaranty and copies of all notices to Polar under the Sublease Agreement shall, until AAWH furnishes written notice to the contrary, be in writing and mailed, faxed or delivered to Atlas Air Worldwide

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Holdings, Inc., 2000 Westchester Avenue, Purchase, New York 10577-2543, and
directed to the attention of the Senior Vice President-Strategic Planning of AAWH (facsimile no. (914) 701-8001).

                  SECTION 2.2. MISCELLANEOUS. (a) This Guaranty shall: (i) be binding upon AAWH, its successors and permitted assigns (including any debtor-in-possession on behalf of AAWH); (ii) inure to the benefit of, and be enforceable by, the Guaranteed Party and its respective successors and assigns and its Affiliates, but shall not, and is not intended to, create rights in any other third parties; (iii) not be waived, amended or modified without the written consent of the Guaranteed Party; (iv) BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK; and (v) may not be assigned, pledged, encumbered, hypothecated or transferred in whole or in part by AAWH hereunder. AAWH irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Guaranty or the transactions contemplated hereby.

                  (b)  No failure or delay on the part of the Guaranteed
Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any delay or single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in and contemplated by this Guaranty are cumulative and not exclusive of any rights or remedies provided by law or at equity.

                  (c) AAWH irrevocably agrees for the benefit of the Guaranteed Party, by execution and delivery of this Guaranty, that any legal action or proceeding brought against AAWH with respect to this Guaranty or the transactions contemplated hereby or by the Operative Documents may be brought and determined in the courts of the State of New York, New York County, or in the United States District Court for the Southern District of New York and AAWH hereby irrevocably accepts with regard to any such action or proceeding, for itself and in respect of its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. Nothing herein shall affect the right of the Guaranteed Party to serve process in any manner permitted by law as to commence legal proceedings or otherwise to proceed against AAWH in any other jurisdiction in which AAWH may be subject to suit.

                  (d) Any provision of this Guaranty which is determined by competent authority to be prohibited and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.



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                  SECTION 2.3. INTERPRETATION. The headings of the sections and other subdivisions of this Guaranty are inserted for convenience only and shall not be deemed to constitute a part hereof.

                  SECTION 2.4. ATTORNEY'S COST. AAWH agrees to pay all reasonable attorney's fees and disbursements and all other actual costs and expenses that may be incurred by the Guaranteed Party in the enforcement of this Guaranty.

                  SECTION 2.5. WAIVER. In addition to the waivers contained in
Section 2.2 hereof, AAWH waives, and agrees that it shall not at any time insist upon, plead or claim any appraisal, valuation, stay, extension, marshaling of assets or redemption laws, or exemption (which would not have been available to Polar), whether now or at any time hereafter in force, which will delay, prevent or otherwise affect the performance by AAWH of its performance and payment obligations under, or materially and adversely affect the enforcement by the Guaranteed Party of, this Guaranty. AAWH hereby waives diligence, presentment and demand with respect to any of its performance and payment obligations and waives the benefit of all provisions of law which conflict with the terms of this Guaranty. AAWH represents, warrants and agrees that, as of the date of this Guaranty, its obligations under this Guaranty are not subject to any offsets or defenses against the Guaranteed Party.

                  SECTION 2.6. REINSTATEMENT. This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against Polar or AAWH for liquidation or reorganization, should Polar or AAWH become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of such Polar's or AAWH's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment of the amounts and performance of the obligations under the Operative Documents, or any part thereof, pursuant to applicable law, is rescinded or reduced in amount, or must otherwise be restored or returned by the Guaranteed Party, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment or performance, or any part thereof, is rescinded, reduced, restored or returned, the related payment or obligation shall be reinstated and deemed reduced only by such amount paid or performance received and not so rescinded, reduced, restored or returned.


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                  SECTION 2.7. CURRENCY OF PAYMENT. Any payment to be made by
AAWH shall be made on an After-Tax Basis in the same currency as designated for payment in the Sublease Agreement and the other Operative Documents and such designation of the currency of payment is of the essence.

                  IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed by its duly authorized officer as of the day, month and year first above written.

                                   ATLAS AIR WORLDWIDE HOLDINGS, INC.

                                   By:
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                                       Senior Vice President-Strategic Planning

                          ACKNOWLEDGMENT AND AGREEMENT

General Electric Capital Corporation hereby acknowledges and consents to the provisions of the foregoing Guaranty.

                                   POLARIS HOLDING COMPANY

                                   By:
                                      ------------------------------------------
                                                  [Name and Title]